SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   January 24, 2011

TARA GOLD RESOURCES CORP.

(Name of Small Business Issuer in its charter)

            Nevada

      000-29595

     90-0316566

     (State of incorporation)

(Commission File No.)

      (IRS Employer

      Identification No.)

2162 Acorn Court

Wheaton, IL 60189

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (630)-462-2079

   N/A

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Company is preparing its 10-Q reports for the periods ended March 31, 2009, June 30, 2009 and September 30, 2009 and plans to file these reports shortly.  Information concerning the Company’s Statements of Operation and Statements of Cash Flows for the periods ended March 31, 2009, June 30, 2009 and September 30, 2009 can be found in the Company’s 10-Q reports filed for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010, since the 2010 10-Q reports present financial information for both the current periods and the prior periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2011

TARA GOLD RESOURCES CORP.

By:  /s/ Francis R. Biscan Jr.

  Francis R. Biscan Jr., President

3